UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2016

PRINCETON CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00710	46-3516073
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverway, Suite 2020
Houston, Texas 77056
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 595-1460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Settlement Agreement

On January 19, 2016, Princeton Capital Corporation (the “Company”), Princeton Advisory Group, Inc. (“Princeton Group”), Gregory J. Cannella (“Cannella”), Munish Sood (“Sood”), Thomas Jones, Jr. (“Jones Jr.”) and Trennis L. Jones (“Jones” and together with Jones Jr., the “Independent Directors” and the Independent Directors together with the Company, Princeton Group, Cannella and Sood, the “Settling Defendants”) on the one hand, entered into a settlement agreement (“Settlement Agreement”) with Capital Link Fund I, LLC (“Capital Link”), CT Horizon Legacy Fund, LP (“CT Horizon”), Capital Point Partners, LP (“CPP I”), and Sema4, Inc. (“Semaphore” and together with Capital Link, CT Horizon and CPP I, the “Plaintiffs” or the “Capital Point Parties”) on the other hand. CPP I is the Company’s largest stockholder.

Subject to the terms and conditions contained therein, the Settlement Agreement settles between the Plaintiffs and the Settling Defendants the disputes described in the lawsuit captioned Capital Link Fund I, LLC, et al. v. Capital Point Management, LP, et al., C.A. No. 11483-VCN (the “Litigation”). No monies were paid or exchanged by any of the parties as a part of the settlement and none of the parties admitted any wrongdoing. For the avoidance of doubt, none of the following is a party to the Settlement Agreement: Alfred Jackson (“Jackson”), Martin Tuchman (“Tuchman”), Capital Point Management, LP (“CPM”), Capital Point Advisors, LP (“CPA”) or Princeton Investment Advisors, LLC (“PIA,” and, together with Jackson, Tuchman, CPM and CPA, collectively the “Non-Settling Defendants”). The following description of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Prior to and in connection with the Settlement Agreement, the board of directors of the Company (the “Board”) authorized the Company entering into the Settlement Agreement and the transactions contemplated by the Settlement Agreement, including the following actions:

i.	increasing the size of the Board from five (5) directors to six (6) directors with such vacancy to be designated as a Class III Director, with a term expiring 2017;

ii.	appointing two additional independent directors, Darren Stainrod and Martin Laidlaw (the “Capital Point Independent Directors”) to the Board, as Class I and Class III Directors, and appointing at least one Capital Point Independent Director to each committee and subcommittee of the Board;

iii.	replacing Jackson as Chairman of the Board with Darren Stainrod (the “New Chairman”);

iv.	terminating the Investment Advisory Agreement, dated as of March 13, 2015 (the “Current Investment Advisory Agreement”), between the Company and PIA, with such termination to be effective on the later of (x) sixty (60) days after written notice of such termination is received by PIA and (y) the date a new investment advisory agreement is approved and adopted by the stockholders of the Company (whereupon that License Agreement, dated as of March 13, 2015 between the Company and PIA shall thereupon automatically terminate);

v.	conditionally approving and adopting an Investment Advisory Agreement (in the form attached as Exhibit A to the Settlement Agreement) (the “New Investment Advisory Agreement”), between the Company and Princeton Group, and recommending its approval by the stockholders of the Company at the Annual Meeting (as defined below);

vi.	amending the Bylaws of the Company to provide that, from and after January 18, 2016 until the Transition Date (as defined in the Settlement Agreement), (x) a quorum of the Board shall require both a majority of the directors and the presence of at least one of the Capital Point Independent Directors, (y) no committee or subcommittee of the Board may be constituted without the inclusion of at least one of the Capital Point Independent Directors, and (z) no committee or subcommittee of the Board of Directors may take any action (whether by written consent or at a meeting), unless at least one of the Capital Point Independent Directors approves or otherwise votes in favor of such action. The amended Bylaws also provide that only the Nominating and Corporate Governance Committee (or, as permitted by applicable law and in accordance with the Bylaws, the stockholders of the Company) may nominate any persons for election as directors of the Company; and

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vii.	directing that an annual meeting of the stockholders of the Company be called upon a date not later than 120 days after January 19, 2016, for the purposes set forth in the Settlement Agreement, including such stockholders voting on the election to the Board of Mr. Mark DiSalvo and Mr. Greg Bennett.

Pursuant to the terms of the Settlement Agreement, concurrently with the execution of the Settlement Agreement by the parties, Thomas Jones, Jr. and Trennis L. Jones resigned as directors of the Company effective as of one business day after the date on which the stockholders of the Company approve all of the Governance Matters (as defined below). Mr. Cannella, the Chief Financial Officer of the Company, also resigned as a director, officer, manager, employee and/or consultant of the Company and each of its portfolio companies effective as of one business day after the date on which the stockholders of the Company approve all of the Governance Matters.

Furthermore, pursuant to the terms of the Settlement Agreement, if any Capital Point Director is unable or unwilling to serve as a director, resigns or is removed as a director of the Company (a “Resigning Capital Point Director”), CPP I shall have the right to recommend to the Nominating and Corporate Governance Committee a substitute person(s) as a replacement director until such time as an individual who is acceptable to the Nominating and Corporate Governance Committee of the Company and the Board is appointed to the Board as a replacement director.

Pursuant to the Settlement Agreement, the Company shall call an annual meeting of stockholders of the Company (the “Annual Meeting”) for the purpose of such stockholders voting on, among other things, (i) the election of one of the Capital Point Independent Directors and Mark DiSalvo as Class I Directors and the other Capital Point Independent Director and Greg Bennett as Class III Directors of the Company, (ii) the approval of the New Investment Advisory Agreement, (iii) subject to review and approval of Articles of Amendment (and the Board advising approval to the stockholders of the Company), the approval of the following amendments to the charter of the Company: (A) declassifying the Board, (B) providing the stockholders of the Company the right to remove any director, or the entire Board, from office at any time, with or without cause, by the affirmative vote of holders of shares of the Company’s capital stock entitled to cast a majority of all votes entitled to be cast in the election of directors and (C) providing the stockholders of the Company with the right to take any action by written consent, without prior notice and without a vote, if consents are signed by holders of outstanding shares of the Company’s capital stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting of stockholders at which all outstanding shares of capital stock entitled to vote thereon were present and voted and (iv) such other matters as may be designated by the New Chairman (the matters set forth in the foregoing clauses (i) through (iv), the “Governance Matters”).

In connection with the foregoing, the Plaintiffs agreed to stay the Litigation against the Settling Defendants and promptly following the date on which the Company’s stockholders approve all of the Governance Matters, the Plaintiffs agreed to dismiss with prejudice the Litigation against the Settling Defendants and Tuchman, in each case, subject to the satisfaction of certain conditions set forth in the Settlement Agreement.

Furthermore, pursuant to the Settlement Agreement and subject to certain conditions and limitations, the Settling Defendants are granting a release of claims against each Capital Point Party and, also pursuant to the Settlement Agreement and subject to certain conditions and limitations, the Company and the Capital Point Parties are granting a release of claims against Mr. Jones, Mr. Jones Jr., Mr. Sood and Princeton Group.

A copy of the Company’s press release announcing the Settlement Agreement is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Proposed New Investment Advisory Agreement

In connection with the execution of the Settlement Agreement, the Board conditionally approved and adopted the New Investment Advisory Agreement, between the Company and Princeton Group, and recommended its approval by the stockholders of the Company at the Annual Meeting. For the avoidance of doubt, the Company did not enter into the New Investment Advisory Agreement, but plans to do so promptly following approval by the stockholders of the Company at the Annual Meeting, should such stockholder approval be obtained.

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Pursuant to the New Investment Advisory Agreement, if approved by the stockholders, subject to direction and control of the Board of Directors of the Company, Princeton Group will manage the investment and reinvestment of the assets of the Company and will supervise and arrange for the day-to-day operations of the Company. Under the New Investment Advisory Agreement, the Company will pay Princeton Group a base management fee calculated at an annual rate of 1.00% of the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents, net of all indebtedness of the Company for borrowed money and other liabilities of the Company.

The initial term of the New Investment Advisory Agreement will be for one year, with automatic, one-year renewals, provided that any such continuance is approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the members of the Company’s Board who are not parties to the New Investment Advisory Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of any such party, in accordance with the requirements of the Investment Company Act of 1940, as amended. The New Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, (i) upon written notice by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s Board of Directors, or (ii) upon 60 days’ written notice by Princeton Group.

The foregoing description of the proposed New Investment Advisory Agreement is qualified in its entirety by reference to the full text of the proposed New Investment Advisory Agreement, which is attached as Exhibit A to the Settlement Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

Prior to and in connection with the execution of the Settlement Agreement, the Board of Directors of the Company approved the termination of the Current Investment Advisory Agreement between the Company and PIA, with such termination to be effective on the later of (x) sixty (60) days after written notice of such termination is received by PIA and (y) the date a new investment advisory agreement is approved and adopted by the stockholders of the Company (whereupon that License Agreement, dated as of March 13, 2015 between the Company and PIA shall thereupon automatically terminate). Under the Current Investment Advisory Agreement, the Company pays PIA a base management fee of 1.75% and an incentive fee that is comprised of two components: an income based fee component and a capital gains fee component. There are no early termination penalties payable by the Company as a result of the termination of the Current Investment Advisory Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officers and Directors

Concurrently with the execution of the Settlement Agreement by the parties, Thomas Jones, Jr. and Trennis L. Jones resigned as directors of the Company effective as of one business day after the date on which the stockholders of the Company approve all of the Governance Matters, which is expected to occur at the Annual Meeting. In addition, Gregory J. Cannella, the Chief Financial Officer of the Company, also resigned as a director, officer, manager, employee and/or consultant of the Company and each of its portfolio companies effective as of one business day after the date on which the stockholders of the Company approve all of the Governance Matters. The foregoing resignations were not due to any disagreements between any of those individuals and the Company.

Appointment of Directors

Effective January 18, 2016, the Board, in connection with the execution of the Settlement Agreement, approved an increase in the size of the Board from five (5) to six (6) directors with such vacancy designated as a Class III Director, with a term expiring 2017. The Board appointed Darren Stainrod and Martin Laidlaw to the Board, as Class I and Class III Directors, respectively, to fill the current vacancies on the Board.

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Mr. Stainrod currently serves as a principal of Marbury Fund Services (Cayman) Limited (“Marbury”), a fiduciary services company focused on the alternative investment industry.  Prior to his service with Marbury, Mr. Stainrod was a principal of HighWater Limited, where he provided professional director services to hedge funds, fund of funds and private equity vehicles. Mr. Stainrod has over 27 years of experience in the investment fund industry. Mr. Stainrod was appointed to the Board in accordance with the Settlement Agreement as a Class I Director with an initial term expiring on the date of the Company’s annual meeting of stockholders in 2018. Mr. Stainrod was also appointed as the Chairman of the Board, as well as chairman of the Company’s Nominating and Corporate Governance Committee, a member of the Company’s Audit Committee, and a member of the Company’s Valuation Committee. As of the date of his appointment, Mr. Stainrod has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K. His annual compensation will be consistent with that provided to the Company’s other non-employee directors.

Mr. Laidlaw currently serves as a director of Premier Fiduciary Services (Cayman) Ltd. (“PFS”), which provides independent directors and related services to the alternative investment industry. Prior to joining PFS, Mr. Laidlaw was a managing director of JP Fund Administration (Cayman) Ltd. Mr. Martin has over 25 years of experience in the offshore financial industry, an extensive range of experience with all forms of investment fund products, and has held numerous directorship positions for a wide variety of offshore fund vehicles. Mr. Laidlaw was appointed to the Board in accordance with the Settlement Agreement with an initial term expiring on the date of the Company’s annual meeting of stockholders in 2017. Mr. Laidlaw was appointed as the chairman of the Company’s Audit Committee, the chairman of the Company’s Valuation Committee, and a member of the Company’s Nominating and Corporate Governance Committee. Mr. Laidlaw is an “audit committee financial expert” within the meaning of the rules of the U.S. Securities and Exchange Commission. As of the date of his appointment, Mr. Laidlaw has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K. His annual compensation will be consistent with that provided to the Company’s other non-employee directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of January 18, 2016, the Board amended the Company’s Bylaws.

Section 17 was added to the Bylaws as the final Section of Article III. Section 17 provides that from and after January 18, 2016 until the Transition Date (as defined in the Settlement Agreement), (x) a quorum of the Board shall require both a majority of the directors and the presence of at least one of the Capital Point Independent Directors (as defined in the Settlement Agreement), (y) no committee or subcommittee of the Board may be constituted without the inclusion of at least one of the Capital Point Independent Directors, and (z) no committee or subcommittee of the Board of Directors may take any action (whether by written consent or at a meeting), unless at least one of the Capital Point Independent Directors approves or otherwise votes in favor of such action. The amended Bylaws also provide that only the Nominating and Corporate Governance Committee (or, as permitted by applicable law and in accordance with the Bylaws, the stockholders of the Company) may nominate any persons for election as directors of the Company at the Annual Meeting (as defined in the Settlement Agreement).

The First Amendment to Bylaws of the Company is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON CAPITAL CORPORATION

Date: January 22, 2016	By:	/s/ Munish Sood
Munish Sood
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.2	Princeton Capital Corporation First Amendment to Bylaws, dated as of January 18, 2016.

99.1	Settlement Agreement by and among the Princeton Capital Corporation, Princeton Advisory Group, Inc., Gregory J. Cannella, Munish Sood, Thomas Jones Jr. and Trennis L. Jones on the one hand, and Capital Link Fund I, LLC, CT Horizon Legacy Fund, LP, Capital Point Partners, LP, and Sema4, Inc. on the other hand, dated as of January 19, 2016.

99.2	Press Release, dated as of January 22, 2016.

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